Exhibit 10.1

AMENDMENT NO. 7

to

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 7 (“Amendment”) is entered into as of November 17, 2003 by and among New School, Inc., as Seller (“Seller”), School Specialty, Inc., as Servicer (“SSI”), Falcon Asset Securitization Corporation (“Falcon”), the Financial Institutions party hereto, and Bank One, NA (Main Office Chicago), as agent (the “Agent”).

PRELIMINARY STATEMENT

A. Seller, SSI, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

B. Seller, SSI, Falcon, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

1.1 Section 14.5(a) is hereby deleted in its entirety and replaced with the following therefor:

Each Seller Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Agent and Falcon and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party’s and such Purchaser’s external accountants and attorneys and as required by any applicable law, regulation or order of any judicial, regulatory or administrative proceeding (whether or not having the force of law) and to the “Lenders” and the “Administrative Agent” under the SSI Loan Agreement to the extent required pursuant thereto (but excluding, in any event, the Fee Letter). Anything herein to the contrary notwithstanding, each Seller Party, each Purchaser, the Agent, each Indemnified Party and any successor or assign of any of the foregoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

1.2 Exhibit I is hereby amended to add the following definition thereto in alphabetical order:

“Unbilled Receivable” means any Receivable for goods sold or services performed for the related Obligor, and with respect to which no invoice has been submitted to such Obligor for payment of the amount thereof.

1.3 Clause (xv) of the definition of “Eligible Receivable” appearing in Exhibit I is hereby deleted in its entirety and replaced with the following therefor:

(xv) as to which Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor (other than, in the case of an Unbilled Receivable, the rendering of an invoice),

1.4 The definition of “Eligible Receivable” appearing in Exhibit I is hereby amended to add the following new clause (xvii) at the end thereof:

(xvii) which, if an Unbilled Receivable, (A) was generated by ClassroomDirect.com, a division of Originator, (B) the invoice relating thereto shall be required to be rendered no later than thirty-one (31) days from the date the transaction giving rise to such Receivable was completed, and (C) the Outstanding Balance of such Unbilled Receivable, when added to the Outstanding Balance of all Unbilled Receivables shall not exceed 5.0% of the Outstanding Balance of all Receivables at such time.

1.5 The definition of “Liquidity Termination Date” appearing in Exhibit I is hereby amended to delete the date “November 18, 2003” appearing therein and to replace the date “November 16, 2004” therefor.

SECTION 2. Condition Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

3.1 Upon the effectiveness of this Amendment, each of Seller and SSI hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2 Each of Seller and SSI hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

SECTION 4. Reference to and Effect on the Investor Agreement.

4.1 Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

4.2 Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Falcon, the Financial Institutions or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

NEW SCHOOL, INC., as Seller

By:	/s/ Mary M. Kabacinski
Name: Mary M. Kabacinski
Title: Treasurer

SCHOOL SPECIALTY, INC., as Servicer

By:	/s/ Mary M. Kabacinski
Name: Mary M. Kabacinski
Title: EVP / CFO

FALCON ASSET SECURITIZATION CORPORATION

By:	/s/ Maureen E. Maren
Name: Maureen E. Maren
Title: Authorized Signer

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent

By:	/s/ Maureen E. Maren
Name: Maureen E. Maren
Title: Authorized Signer

Signature Page to

Amendment No. 7

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